UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report

(Date of earliest event reported)

May 22, 2019

SOCKET MOBILE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-13810	94-3155066
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

39700 Eureka Drive

Newark, CA 94560

(Address of principal executive offices, including zip code)

(510) 933-3000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 Par Value per Share	SCKT	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 5.07 Submission of Matters to a Vote of Security Holders

On May 22, 2019, Socket Mobile, Inc. (the “Company”) held its Annual Meeting of Stockholders at 10:30 a.m. at the Company’s headquarters at 39700 Eureka Drive, Newark, California 94560 for the following purposes:

Item 1 To elect seven directors to serve until their respective successors are elected;

Item 2 Advisory vote on executive compensation policies and practices as described in the annual meeting proxy;

Item 3 Advisory vote on frequency of future votes on executive compensation policies and practices;

Item 4 To approve an amendment to the 2004 Equity Incentive Plan to provide for a one-time stock option exchange program;

Item 5 To ratify the appointment of Sadler, Gibb & Associates LLC as independent registered public accountants of the Company for the fiscal year ending December 31, 2019.

Only stockholders of record at the close of business on March 25, 2019 were entitled to notice of and to vote at the meeting. At the Record Date, 5,999,159 shares of Common Stock were issued and outstanding and each share of Common Stock was entitled to one vote. The Company had no other class of voting securities outstanding and entitled to vote at the meeting. A total of 5,240,663 shares or 87.36% of total shares outstanding were voted representing a quorum of stockholders entitled to vote at the meeting for the transaction of business.

RESULTS OF THE STOCKHOLDER VOTE:

Item 1 Election of Directors

Name	Votes For	Votes Withheld	Outcome
1. Charlie Bass	2,221,019	677,412	Elected
2. Kevin J. Mills	2,079,250	819,181	Elected
3. David W. Dunlap	1,959,188	939,243	Elected
4. Nelson C. Chan	2,309,152	589,279	Elected
5. Brenton Earl MacDonald	2,306,352	592,079	Elected
6. Bill Parnell	2,306,372	592,059	Elected
7. Lynn Zhao	2,074,870	823,561	Elected

Item 2. Advisory vote on executive compensation policies as described in the annual meeting proxy

Votes For	Votes Against	Abstain	Outcome
2,479,026	411,504	7,901	Approved with an affirmative vote of 85.8%

Item 3. Advisory vote on frequency of future votes on executive compensation policies and practices

Annually	Two Years	Three Years	Abstain	Outcome
2,733,903	11,550	89,096	63,882	Annual voting is approved with 96.4% of the vote

Item 4. Amendment to the 2004 Equity Incentive Plan to provide for a one-time stock option exchange program

Votes For	Votes Against	Votes Abstained	Outcome
1,685,896	1,203,099	9,436	Approved with 58.4% of Votes Cast

Item 5. Ratification of Sadler, Gibb & Associates LLC as Independent Public Accountants for Fiscal Year 2019

Votes For	Votes Against	Votes Abstained	Outcome
4,707,516	12,071	521,076	Approved with an affirmative vote of 99.7% of votes cast

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOCKET MOBILE, INC.

Date: May 22, 2019	By:	/s/ Lynn Zhao
Name: Lynn Zhao
Vice President, Finance and Administration and Chief Financial Officer